                                  EXHIBIT 21

                          Subsidiaries of Registrant






                                  EXHIBIT 21
                                  Page 1of 2

                     ----------------------------------------

                            AZTEC MANUFACTURING CO.

                     ----------------------------------------

-----------------------    --------------------    --------------------------
  Aztec Industries, Inc.    Arbor-Crowley, Inc.     Atkinson Industries, Inc.
-----------------------    --------------------    --------------------------

-----------------------
     Aztec Industries

     Moss Point, Inc.                                      ---------------------
-----------------------                                         Arizona
                                                            Galvanizing, Inc.
                                                           ---------------------
-----------------------  --------------  ----------------
    Automatic              Aztec Group    Aztec Holdings,
  Processing, Inc.           Company          Inc.
-----------------------  --------------  ----------------
                                                      --------------------------
-----------------------                                 Hobson Galvanizing, Inc.
                                                      --------------------------
  The Calvert Co., Inc.     1%                   99%
-----------------------                               --------------------------
                                                         CGIT Westboro, Inc.
                                                      --------------------------
                          ---------------------------
-----------------------     Aztec Manufacturing       --------------------------
    Gulf Coast                Partnership, Ltd.       Westside Galvanizing, Inc.
 Galvanizing, Inc.        ---------------------------
-----------------------                               --------------------------
                          ---------------------------
-----------------------       Aztec Manufacturing
     Arkansas               Waskom Partnership, Ltd.
 Galvanizing, Inc.        ---------------------------
-----------------------

                          ---------------------------

                            Rig-A-Lite Partnership,
                                   Ltd.
                          ---------------------------

                          ---------------------------

                           International Galvanizers
                              Partnership, Ltd.

                          ---------------------------



                          ---------------------------
                            Drilling Rig Electrical
                            Systems Partnership, Ltd.
                          ---------------------------


                                  EXHIBIT 21
                                  Page 2 of 2